EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I, Michael O. Moore, Executive Vice President, Chief Financial Officer and Secretary of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.	the Annual Report on Form 10-K of the Company for the annual period ended January 29, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 28, 2005

/s/ Michael O. Moore

Michael O. Moore
Executive Vice President
Chief Financial Officer and Secretary

55